VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2008 -- OCTOBER 31, 2008


                                                                  Amount of      % of
                                         Offering     Total        Shares      Offering    % of Funds
   Security      Purchase/     Size of   Price of   Amount of     Purchased    Purchased      Total                     Purchased
   Purchased     Trade Date   Offering    Shares     Offering      by Fund      by Fund      Assets       Brokers         From
---------------  ----------   --------   --------   ---------     ---------    ---------   ----------   -----------    ----------
  Puerto Rico    06/19/08       -        $97.29    $697,345,000   $1,000,000      0.29%      0.58%      JP Morgan,      JP Morgan
Electric Power                                                                                          Morgan         Securities
   Authority                                                                                            Stanley,
                                                                                                        Wachovia
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        LLC, Banc
                                                                                                        of America
                                                                                                        Securities
                                                                                                        LLC, BBVAPR
                                                                                                        MSD,
                                                                                                        Goldman,
                                                                                                        Sachs &
                                                                                                        Co., Citi,
                                                                                                        DEPFA First
                                                                                                        Albany
                                                                                                        Securities
                                                                                                        LLC,
                                                                                                        Eurobank
                                                                                                        MSD, Lehman
                                                                                                        Brothers,
                                                                                                        Loop
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Merrill
                                                                                                        Lynch &
                                                                                                        Co.,
                                                                                                        Oppenheimer
                                                                                                        & Co. Inc.,
                                                                                                        Popular
                                                                                                        Securities,
                                                                                                        RBC Capital
                                                                                                        Markets,
                                                                                                        Samuel A.
                                                                                                        Ramirez &
                                                                                                        Co.,
                                                                                                        Santander
                                                                                                        Securities,
                                                                                                        Scotia
                                                                                                        Capital

  Puerto Rico     06/19/08       -        $100.00   $516,455,000   $2,000,000      0.29%      0.58%     JP Morgan,      JP Morgan
Electric Power                                                                                          Morgan         Securities
   Authority                                                                                            Stanley,
                                                                                                        Wachovia
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        LLC, Banc
                                                                                                        of America
                                                                                                        Securities
                                                                                                        LLC, BBVAPR
                                                                                                        MSD,
                                                                                                        Goldman,
                                                                                                        Sachs &
                                                                                                        Co., Citi,
                                                                                                        DEPFA First
                                                                                                        Albany
                                                                                                        Securities
                                                                                                        LLC,
                                                                                                        Eurobank
                                                                                                        MSD, Lehman
                                                                                                        Brothers,
                                                                                                        Loop
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Merrill
                                                                                                        Lynch &
                                                                                                        Co.,
                                                                                                        Oppenheimer
                                                                                                        & Co. Inc.,
                                                                                                        Popular
                                                                                                        Securities,
                                                                                                        RBC Capital
                                                                                                        Markets,
                                                                                                        Samuel A.
                                                                                                        Ramirez &
                                                                                                        Co.,
                                                                                                        Santander
                                                                                                        Securities,
                                                                                                        Scotia
                                                                                                        Capital

  New York St     07/02/08       -        $100.00   $516,455,000   $1,000,000      .387%      0.58%     JP Morgan,      JP Morgan
Dorm Auth Revs                                                                                          Lehman         Securities
 St 5.250% due                                                                                          Brothers,
  02/15/2028                                                                                            Goldman,
                                                                                                        Sachs &
                                                                                                        Co.,
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        Ramirez &
                                                                                                        Co., Inc.,
                                                                                                        Wachovia
                                                                                                        Bank,
                                                                                                        National
                                                                                                        Association,
                                                                                                        Cain
                                                                                                        Brothers &
                                                                                                        Company,
                                                                                                        LLC, DEPFA
                                                                                                        First
                                                                                                        Albany
                                                                                                        Securities
                                                                                                        LLC,
                                                                                                        Jackson
                                                                                                        Securities,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        Raymond
                                                                                                        James &
                                                                                                        Associates,
                                                                                                        Inc.,
                                                                                                        Roosevelt &
                                                                                                        Cross,
                                                                                                        Incorporated,
                                                                                                        Sterne,
                                                                                                        Agee &
                                                                                                        Leach, Inc.

New York NY St    08/22/08       -        $102.80   $129,375,000   $2,205,000      1.70%      0.64%     DEPFA First   First Albany
Dorm Auth Revs                                                                                          Albany            Corp.
 St Supported                                                                                           Securities
     Debt                                                                                               LLC,
                                                                                                        Jackson
                                                                                                        Securities,
                                                                                                        Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, Morgan
                                                                                                        Stanley, MR
                                                                                                        Beal &
                                                                                                        Company,
                                                                                                        Roosevelt &
                                                                                                        Cross,
                                                                                                        Incorporated

New York NY St    08/22/08       -        $102.41   $129,375,000   $2,360,000      1.82%      0.69%     DEPFA First   First Albany
Dorm Auth Revs                                                                                          Albany            Corp.
 St Supported                                                                                           Securities
     Debt                                                                                               LLC,
                                                                                                        Jackson
                                                                                                        Securities,
                                                                                                        Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, Morgan
                                                                                                        Stanley, MR
                                                                                                        Beal &
                                                                                                        Company,
                                                                                                        Roosevelt &
                                                                                                        Cross,
                                                                                                        Incorporated

New York State    08/22/08       -        $104.75   $658,855,000   $4,415,000      0.67%      1.29%     Goldman,       Goldman Sachs
    Thruway                                                                                             Sachs &
   Authority                                                                                            Co.,
                                                                                                        Siebert
                                                                                                        Brandford
                                                                                                        Shank &
                                                                                                        Co., LLC,
                                                                                                        Citi, J.P.
                                                                                                        Morgan,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, M.R.
                                                                                                        Beal &
                                                                                                        Company,
                                                                                                        Jackson
                                                                                                        Securities,
                                                                                                        Raymond
                                                                                                        James and
                                                                                                        Associates,
                                                                                                        Inc.,
                                                                                                        Southwest
                                                                                                        Securities,
                                                                                                        Inc.,
                                                                                                        Wachovia
                                                                                                        Bank,
                                                                                                        National
                                                                                                        Association

New York State    08/22/08       -        $103.52   $658,855,000   $2,000,000      0.30%      0.58%     Goldman,       Goldman Sachs
    Thruway                                                                                             Sachs &
   Authority                                                                                            Co.,
                                                                                                        Siebert
                                                                                                        Brandford
                                                                                                        Shank &
                                                                                                        Co., LLC,
                                                                                                        Citi, J.P.
                                                                                                        Morgan,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, M.R.
                                                                                                        Beal &
                                                                                                        Company,
                                                                                                        Jackson
                                                                                                        Securities,
                                                                                                        Raymond
                                                                                                        James and
                                                                                                        Associates,
                                                                                                        Inc.,
                                                                                                        Southwest
                                                                                                        Securities,
                                                                                                        Inc.,
                                                                                                        Wachovia
                                                                                                        Bank,
                                                                                                        National
                                                                                                        Association

New York State    08/22/08       -        $103.19   $658,855,000   $2,000,000      0.30%      0.58%     Goldman,       Goldman Sachs
    Thruway                                                                                             Sachs &
   Authority                                                                                            Co.,
                                                                                                        Siebert
                                                                                                        Brandford
                                                                                                        Shank &
                                                                                                        Co., LLC,
                                                                                                        Citi, J.P.
                                                                                                        Morgan,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, M.R.
                                                                                                        Beal &
                                                                                                        Company,
                                                                                                        Jackson
                                                                                                        Securities,
                                                                                                        Raymond
                                                                                                        James and
                                                                                                        Associates,
                                                                                                        Inc.,
                                                                                                        Southwest
                                                                                                        Securities,
                                                                                                        Inc.,
                                                                                                        Wachovia
                                                                                                        Bank,
                                                                                                        National
                                                                                                        Association
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